                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated January 24, 2004, with respect to the consolidated financial statements and schedule of The Sherwin-Williams Company, included in this Annual Report (Form 10-K) for the year ended December 31, 2003:


REGISTRATION
   NUMBER                               DESCRIPTION
------------                            -----------
333-105211      The Sherwin-Williams Company Employee Stock Purchase and Savings
                  Plan Form S-8 Registration Statement
333-101229      The Sherwin-Williams Company 2003 Stock Plan Form S-8
                  Registration Statement
333-66295       The Sherwin-Williams Company Deferred Compensation Savings
                  Plan, The Sherwin-Williams Company Key Management Deferred
                  Compensation Plan and The Sherwin-Williams Company
                  Director Deferred Fee Plan Form S-8 Registration Statement
333-61735       The Sherwin-Williams Company Form S-3 Registration Statement
333-41659       The Sherwin-Williams Company Form S-3 Registration Statement
333-25671       The Sherwin-Williams Company 1997 Stock Plan for Nonemployee
                  Directors Form S-8 Registration Statement
333-25669       The Sherwin-Williams Company 1994 Stock Plan Form S-8
                  Registration Statement
333-25607       The Sherwin-Williams Company Form S-4 Registration Statement
333-01093       The Sherwin-Williams Company Form S-3 Registration Statement
333-00725       The Sherwin-Williams Company Form S-4 Registration Statement
33-52227        The Sherwin-Williams Company 1994 Stock Plan Form S-8
                  Registration Statement
33-28585        The Sherwin-Williams Company 1984 Stock Plan Form S-8
                  Registration Statement
33-22705        The Sherwin-Williams Company Form S-3 Registration Statement

Cleveland, Ohio
March 8, 2004

                                               /s/ ERNST & YOUNG LLP